                                                                  Exhibit 10.5.2

                      SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter called the "Second Amendment") entered into this 1st day of April, 1997, by and between SOARING EAGLES ORCHARDS, INC., a Washington corporation, (hereinafter called "Landlord" or "Lessor") and MISSION CRITICAL SOFTWARE, INC. (hereinafter called "Tenant" or "Lessee").

                                  WITNESSETH:

     WHEREAS, under that certain Lease Agreement dated October 22, 1996 (hereinafter called the "Lease"), by and between Tenant and Landlord, Tenant leased approximately 7,067 rentable square feet of space (hereinafter called the "Leased Premises") on the fifth (5th) floor of the 720 North Post Oak Road Office Building (hereinafter called the "Building") situated at 720 North Post Oak Road, Houston, Texas for a term of sixty-four (64) months;

     WHEREAS, Landlord and Tenant amended the Lease by the First Amendment to Lease Agreement dated February 13, 1997 where Tenant expanded by 2,205 square feet of net rentable area; and

     WHEREAS, Landlord and Tenant agree that the Lease Agreement and First Amendment to Lease Agreement shall be collectively referred to as the "Lease".

     WHEREAS, Landlord and Tenant have agreed to further amend the terms of the Lease upon the terms and conditions contained herein.

     NOW, THEREFORE, as of June 1, 1997, hereinafter deemed to be the Effective Date, it is mutually covenant and agreed as follows:

     1. EXPANSION AREA: The Premises shall be expanded by 1,455 square feet of net rentable area ("NRA") as shown on the attached Exhibit "A", "Second Expansion" creating a new square footage for the Premises of 10,727 square feet of NRA.

     2. PRIMARY TERM: The Term of the Expansion Area shall commence June 1, 1997 (the "Commencement Date") and terminate on March 31, 2002.

     3. BASE RENT: The Base Rent payment for the entire Premises shall be as follows:

          June 1, 1997 through August 31, 1997:           $9,814.18 monthly
          September 1, 1997 through May 31, 1998:         $11,754.18 monthly
          June 1, 1998 through August 31, 1998:           $10,835.43 monthly
          September 1, 1998 through March 31, 2002:       $10,229.18 monthly

     4. TENANT'S INITIAL PRO RATA SHARE: Commencing June 1, 1997 the Tenant's Pro Rata Share for the Building is changed from 10.00% to 11.12%.

     5. TENANT'S IMPROVEMENTS: Landlord shall provide Tenant with an allowance of $14,550.00 for the sole purposes of improving the Leased Premises which shall include, architectural fees of $.55 psf, construction management fees equal to 5% of the total cost of construction and appropriate state sales tax. Any additional costs shall be paid for by the Tenant prior to Tenant taking occupancy of the Second Expansion Area. Landlord reserves the right to approve Tenant's improvements to the Second Expansion Space.

     6. Unless otherwise defined herein all capitalized terms shall have the same meaning as identified in the Lease.

     7. This Second Amendment supersedes all previous legal documents between Tenant and Landlord and except as specifically herein amended, all other terms and conditions of the Lease shall remain in full force and effect throughout the term of this Second Amendment.

     8. The submission of this Second Amendment to Tenant shall not be construed as an offer, reservation or option. Tenant has no additional rights under this Lease unless Tenant and Landlord execute this Second Amendment and Landlord delivers the executed Second Amendment to Tenant.

     IN WITNESS WHEREOF, the parties hereto executed this Second Amendment to Lease Agreement as of the day and year hereinabove written.

                              LANDLORD:

                              SOARING EAGLES ORCHARDS, INC., a
                              Washington Corporation by Cummings-Baccus
                              Interests its authorized agent

                              BY: /s/ M. Buckner Baccus
                                 ------------------------------------
                              NAME: M. Buckner Baccus
                              TITLE: Vice President

                              TENANT:

                              MISSION CRITICAL SOFTWARE, INC.

                              BY: /s/ Paul F. Koffend, Jr.
                                 ------------------------------------
                              NAME: Paul F. Koffend, Jr.
                              TITLE: Chief Financial Officer

                               [EXHIBIT OMITTED]